                                                                    EXHIBIT 99.1

PINNACLE AIRLINES REPORTS SECOND QUARTER EARNINGS OF $9.7 MILLION

MEMPHIS, TENN. July 29, 2004 -- Pinnacle Airlines Corp. (NASDAQ: PNCL) today reported second quarter operating revenue of $152.2 million, resulting in revenue growth over the comparable period in 2003 of 39%. The company produced operating income of $16.9 million, an operating margin of 11.1%, and net income of $9.7 million, or diluted earnings per share ("EPS") of $0.44.

Operating revenue for the six months ended June 30, 2004 was $286.1 million, resulting in revenue growth over the comparable period in 2003 of 36%. The company produced operating income of $31.3 million, an operating margin of 10.9%, and net income of $17.8 million, or diluted earnings per share ("EPS") of $0.81.

The Company's available seat miles ("ASMs") increased by 56%, block hours increased by 52%, and cycles increased by 37% during the three months ended June 30, 2004, compared to the same period in 2003. The Company's ASMs increased by 57%, block hours increased by 51%, and cycles increased by 36% during the six months ended June 30, 2004, compared to the same period in 2003. The term "block hours" refers to the elapsed time between an aircraft leaving a gate and arriving at a gate, and the term "cycles" refers to an aircraft's departure and corresponding arrival. The increases were driven primarily by the growth in the Company's fleet of Canadair Regional Jets ("CRJs"), 14 of which were added during the three months ended June 30, 2004. By adding 36 aircraft since June 30, 2003, the Company has grown its fleet by 55% to include 101 CRJs at June 30, 2004.

In connection with its Initial Public Offering of stock in November 2003, Pinnacle and Northwest Airlines amended their operating agreement to grow the Company's fleet to 129 CRJs by the end of 2005, extend their agreement through 2017 and lower the target operating margin provided in the agreement from 14% to 10%. Under the 14% target margin in effect during the three months ended June 30, 2003, the Company recorded passenger revenue of $107.6 million and operating income of $15.7 million, an operating margin of 14.3%, and net income of $8.5 million, or diluted EPS of $0.39. If the reduced target margin had been in effect during 2003, Pinnacle's growth during the second quarter of 2004 in passenger revenue and operating income would have been approximately 48% and 55%, respectively, compared to the same period in 2003.

Interest expense for the second quarter of 2004 decreased by $0.8 million compared to the same period in 2003 due primarily to decreased borrowings from Northwest.

The company generated $16.7 million of cash from operations during the six months ended June 30, 2004 and had $40.6 million in cash and cash equivalents on June 30, 2004.

"Our People continue to maintain strong operational performance and hold the line on costs during this period of exceptional growth," said Philip H. Trenary, President and CEO of Pinnacle Airlines. "This consistent execution of our 2004 business plan has produced solid financial results for our investors and high quality regional service for Northwest Airlines."

Pinnacle's first quarter results will be discussed in more detail on July 29, 2004, at 2:00 p.m. CST via teleconference. The live audio Webcast of the call will be available on Pinnacle's Web site at www.nwairlink.com. There will also be a replay of the call available beginning at approximately 5:30 p.m. CST at the same Web address.

The Company's Form 10-Q for the quarter ended June 30, 2004, including exhibits, will be available on the Company's website at www.nwairlink.com beginning July 29, 2004.

Non-GAAP Disclosures

This release, and certain tables accompanying this release, includes certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP"), regarding passenger revenue, operating income, and net income for the second quarter of 2003 as if the target operating margin under the agreement with Northwest had been 10%. The Company believes that this information is useful to investors as it indicates more clearly the Company's comparative year-to-year operating results. Management may also use this information to better understand the Company's underlying operating results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. The Company has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures in the accompanying schedules.

About Pinnacle

Pinnacle Airlines, Corp. operates through its wholly owned subsidiary, Pinnacle Airlines, Inc., as a regional airline that provides airline capacity to Northwest Airlines, Inc. The Company operates as a Northwest Airlink carrier at Northwest's domestic hub airports in Detroit, Minneapolis/St. Paul and Memphis. Pinnacle currently operates an all-jet fleet of 101 Canadair Regional Jets from Northwest hubs at Detroit, Memphis and Minneapolis - St. Paul and offers scheduled passenger service with 586 daily departures to 94 cities in 32 states and four Canadian provinces. Pinnacle Airlines maintains its headquarters in Memphis, Tenn., and employs more than 2,400 People.

Forward Looking Statement

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or online from the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

For further information, please visit our web-site at www.nwairlink.com.

                                      # # #

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    THREE MONTHS ENDED JUNE 30,
                                                    ---------------------------
                                                        2004         2003
                                                      --------     --------
 Operating revenues:
  Passenger                                           $151,654     $107,561
  Other                                                    519        1,888
                                                      --------     --------
 Total operating revenues                              152,173      109,449

 Operating expenses:
  Salaries, wages and benefits                          24,880       20,542
  Aircraft fuel and taxes                               19,527       13,102
  Aircraft maintenance, materials and repairs            5,869        3,265
  Aircraft rentals                                      50,062       33,016
  Other rentals and landing fees                         8,858        7,192
  Ground handling services                              14,850       10,684
  Depreciation and amortization                            769          753
  Government reimbursements                                 --       (1,000)
  Other                                                 10,448        6,198
                                                      --------     --------
 Total operating expenses                              135,263       93,752
                                                      --------     --------
 Operating income                                       16,910       15,697
 Operating income as a percentage of operating
   revenue                                                11.1%        14.3%

 Nonoperating income (expense)
    Interest expense                                    (1,193)      (1,989)
    Miscellaneous income (expense), net                    230          (79)
                                                      --------     --------
 Total nonoperating expense                               (963)      (2,068)
                                                      --------     --------
 Income before income taxes                             15,947       13,629
 Income tax expense                                      6,249        5,130
                                                      --------     --------
 Net income                                           $  9,698     $  8,499
                                                      ========     ========
 Basic and diluted earnings per share                 $   0.44     $   0.39
                                                      ========     ========
 Shares used in computing basic and diluted
   earnings per share                                   21,892       21,892
                                                      ========     ========

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    SIX MONTHS ENDED JUNE 30,
                                                    -------------------------
                                                        2004         2003
                                                      --------     --------
Operating revenues:
  Passenger                                           $285,041     $206,166
  Other                                                  1,011        3,845
                                                      --------     --------
Total operating revenues                               286,052      210,011

Operating expenses:
  Salaries, wages and benefits                          48,099       39,698
  Aircraft fuel and taxes                               36,067       23,983
  Aircraft maintenance, materials and repairs           11,515        6,231
  Aircraft rentals                                      93,682       62,555
  Other rentals and landing fees                        16,935       13,969
  Ground handling services                              28,353       20,008
  Depreciation and amortization                          1,490        1,465
  Government reimbursements                                 --       (1,000)
  Other                                                 18,657       13,066
                                                      --------     --------
Total operating expenses                               254,798      179,975
                                                      --------     --------
Operating income                                        31,254       30,036

Operating income as a percentage of operating
  revenue                                                 10.9%        14.3%

Nonoperating income (expense)
  Interest expense                                      (2,428)      (3,560)
  Miscellaneous income, net                                315           25
                                                      --------     --------
Total nonoperating expense                              (2,113)      (3,535)
                                                      --------     --------
Income before income taxes                              29,141       26,501
Income tax expense                                      11,389        9,978
                                                      --------     --------
Net income                                            $ 17,752     $ 16,523
                                                      ========     ========
Basic and diluted earnings per share                  $   0.81     $   0.75
                                                      ========     ========
Shares used in computing basic and diluted
 earnings per share                                     21,892       21,892
                                                      ========     ========

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                        JUNE 30,     DECEMBER 31,
                                                          2004           2003
                                                      -----------    ------------
                                                      (UNAUDITED)
ASSETS
Current assets:
  Cash and cash equivalents                            $  40,553      $  31,523
  Receivables, principally from Northwest, net            20,969         17,307
  Spare parts and supplies, net                            4,000          3,773
  Prepaid expenses and other assets                        5,436          6,810
  Deferred income taxes                                    1,739          2,549
                                                       ---------      ---------
     Total current assets                                 72,697         61,962

Property and equipment:
  Aircraft and rotable spares                             31,755         32,779
  Other property and equipment                            14,900         14,081
  Office furniture and fixtures                            1,266          1,258
                                                       ---------      ---------
                                                          47,921         48,118
  Less accumulated depreciation                          (13,014)       (13,832)
                                                       ---------      ---------
  Net property and equipment                              34,907         34,286
  Deposits with Northwest                                 17,675         13,300
  Cost in excess of net assets acquired, net              18,422         18,422
                                                       ---------      ---------
  Total assets                                         $ 143,701      $ 127,970
                                                       =========      =========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable                                     $  16,075      $   9,798
  Accrued expenses                                        12,886         11,622
  Line of credit                                          10,000         10,000
  Income taxes payable                                     1,390          5,596
  Current portion of deferred credits                        237            217
  Current portion of note payable to Northwest            12,000         12,000
                                                       ---------      ---------
     Total current liabilities                            52,588         49,233

Deferred credits                                             595            719
Deferred income taxes                                      7,148          6,400
Note payable to Northwest                                114,000        120,000

Commitments and contingencies

Stockholders' equity (deficiency):
Preferred stock, par value $0.01 per share; 1,000,000
   shares authorized, no shares issued                        --             --
  Series A preferred stock, stated value $100
   per share; one share authorized, issued and
   outstanding                                                --             --
  Series common stock, par value $0.01 per share;
   5,000,000 shares authorized; no shares issued              --             --
  Common stock, $0.01 par value:
   Authorized shares--40,000,000
   Issued and outstanding shares--21,892,060                 219            219
  Additional paid-in capital                              84,973         84,973
  Retained earnings (accumulated deficit)               (115,822)      (133,574)
                                                       ---------      ---------
     Total stockholders' equity (deficiency)             (30,630)       (48,382)
                                                       ---------      ---------
     Total liabilities and stockholders' equity
      (deficiency)                                     $ 143,701      $ 127,970
                                                       =========      =========

                             PINNACLE AIRLINES CORP.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                               SIX MONTHS ENDED JUNE 30,
                                                               -------------------------
                                                                  2004          2003
                                                                ---------    ---------
OPERATING ACTIVITIES
  Net income                                                    $  17,752    $  16,523
  Adjustments to reconcile net income to cash provided by
    operating activities:
      Depreciation and amortization                                 1,490        1,465
      (Gain) loss on disposal of equipment and rotable spares        (230)         211
      Deferred income taxes                                         1,558          730
      Provision for spare parts and supplies obsolescence              75           53
      Reduction of deferred credits                                  (104)         (86)
      Changes in operating assets and liabilities:
       Receivables                                                 (3,662)      (6,443)
       Spare parts and supplies                                      (478)        (817)
       Prepaid expenses and other assets                            1,374        8,379
       Deposits                                                    (4,375)      (2,450)
       Accounts payable and accrued expenses                        7,541       (4,773)
       Income taxes payable                                        (4,206)       8,014
                                                                ---------    ---------
          Cash provided by operating activities                    16,735       20,806

INVESTING ACTIVITIES
  Purchases of property and equipment                              (2,665)      (8,108)
  Proceeds from the sale of property and equipment                    960           --
                                                                ---------    ---------
          Cash used in investing activities                        (1,705)      (8,108)

FINANCING ACTIVITIES
  Payments on long-term debt                                       (6,000)     (10,000)
  Repayments on line of credit with bank                               --       (4,245)
  Borrowings under line of credit with Northwest                       --       24,800
                                                                ---------    ---------
          Cash (used in) provided by financing activities          (6,000)      10,555
                                                                ---------    ---------
Net increase in cash and cash equivalents                           9,030       23,253

Cash and cash equivalents at beginning of period                   31,523        4,580
                                                                ---------    ---------
Cash and cash equivalents at end of period                      $  40,553    $  27,833
                                                                =========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest paid                                                 $   3,553    $   3,605
  Income tax payments                                           $  14,037    $   1,234

OTHER NON-CASH TRANSACTIONS
  Note payable issued to Northwest as a dividend                $      --    $ 200,000
  Settlement of accounts with Northwest as a dividend           $      --    $  15,500

                             PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)
                                 (IN THOUSANDS)

                                                                      THREE MONTHS ENDED JUNE 30,
                                                                  -----------------------------------
                                                                    2004         2003      % Increase
                                                                  ---------   ---------    ----------
PASSENGER REVENUE
Passenger revenue in accordance with GAAP                         $ 151,654   $ 107,561            41%
   Adjustment to reduce target operating margin to 10% from 14%          --      (4,781)
                                                                  ---------   ---------    ----------
Adjusted passenger revenue with 10% target operating margin       $ 151,654   $ 102,780            48%
                                                                  =========   =========    ==========
OPERATING INCOME
Operating income in accordance with GAAP                          $  16,910   $  15,697             8%
   Adjustment to reduce target operating margin to 10% from 14%          --      (4,781)
                                                                  ---------   ---------    ----------
Adjusted operating income with 10% target operating margin        $  16,910   $  10,916            55%
                                                                  =========   =========    ==========

                                                                       SIX MONTHS ENDED JUNE 30,
                                                                  -----------------------------------
                                                                       2004        2003    % Increase
                                                                  ---------   ---------    ----------
PASSENGER REVENUE
Passenger revenue in accordance with GAAP                         $ 285,041   $ 206,166            38%
   Adjustment to reduce target operating margin to 10% from 14%          --      (9,163)
                                                                  ---------   ---------    ----------
Adjusted passenger revenue with 10% target operating margin       $ 285,041   $ 197,003            45%
                                                                  =========   =========    ==========
OPERATING INCOME
Operating income in accordance with GAAP                          $  31,254   $  30,036             4%
   Adjustment to reduce target operating margin to 10% from 14%          --      (9,163)
                                                                  ---------   ---------    ----------
Adjusted operating income with 10% target operating margin        $  31,254   $  20,873            50%
                                                                  =========   =========    ==========

                             PINNACLE AIRLINES CORP.
                        OPERATING STATISTICS (UNAUDITED)

                                                                       THREE MONTHS ENDED JUNE 30,
                                                                   -----------------------------------
                                                                     2004          2003        CHANGE
                                                                   ---------    ---------     --------
OTHER DATA:
Revenue passengers (in thousands)                                      1,618        1,132       43%
Revenue passenger miles (in thousands) (1)                           725,980      439,776       65%
Available seat miles (in thousands)                                  988,958      635,503       56%
Passenger load factor (2)                                               73.4%        69.2%     4.2 pts
Operating revenue per available seat mile (in cents)                   15.39        17.22      (11%)
Operating costs per available seat mile (in cents)                     13.68        14.75       (7%)
Block hours                                                           75,666       49,903       52%
Cycles                                                                48,347       35,400       37%
Average daily utilization (block hours)                                 8.78         8.70     0.08 hrs
Average length of aircraft flight (miles)                                449          376       19%
Number of operating aircraft (end of period)                             101           65       55%
Employees at end of period                                             2,477        2,423        2%

                                                                        SIX MONTHS ENDED JUNE 30,
                                                                   -----------------------------------
                                                                     2004          2003        CHANGE
                                                                   ---------    ---------     --------
OTHER DATA:
Revenue passengers (in thousands)                                      2,847        1,961       45%
Revenue passenger miles (in thousands) (1)                         1,239,077      733,168       69%
Available seat miles (in thousands)                                1,807,647    1,148,056       57%
Passenger load factor (2)                                               68.5%        63.9%     4.6 pts
Operating revenue per available seat mile (in cents)                   15.82        18.29      (14%)
Operating costs per available seat mile (in cents)                     14.10        15.68      (10%)
Block hours                                                          140,435       92,791       51%
Cycles                                                                90,532       66,369       36%
Average daily utilization (block hours)                                 8.72         8.53     0.19 hrs
Average length of aircraft flight (miles)                                435          374       16%
Number of operating aircraft (end of period)                             101           65       55%
Employees at end of period                                             2,477        2,423        2%

(1) Revenue passenger miles represents the number of miles flown by revenue passengers.

(2) Passenger load factor equals revenue passenger miles divided by available seat miles.